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                                                                    Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

AmericasDoctor, Inc:

     We hereby consent to the incorporation by reference of our report dated March 5, 2003 included in this Form 10-K into AmericasDoctor, Inc.'s previously filed Registration Statement on Form S-8 (File No. 333-68038).


GRANT THORNTON LLP

Chicago, Illinois
March 20, 2003